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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): May 25, 2000

                                 S1 CORPORATION
                                 --------------
             (Exact name of registrant as specified in its charter)

             DELAWARE                    000-24931            58-2395199
   ----------------------------        ------------       -------------------
   (State or other jurisdiction         (Commission          (IRS Employer
         of incorporation)             File Number)       Identification No.)

           3390 PEACHTREE ROAD, NE, SUITE 1700, ATLANTA, GEORGIA 30326
           -----------------------------------------------------------
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (404) 812-6200
                                                           --------------
                                 NOT APPLICABLE
           -----------------------------------------------------------
          (Former name or former address, if changed since last report)


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ITEM 5.     OTHER EVENTS.

       On May 25, 2000, S1 Corporation issued a press release announcing the sale of 244,000 shares of its Series D Convertible Preferred Stock to State Farm Mutual Automobile Insurance Company, ZG Investments, Ltd., Allianz Capital Partners GmbH, Fleet Private Equity Co., Inc. and J.P. Morgan Ventures Corporation for an aggregate purchase price of $244,000,000. A copy of the press release is attached at Exhibit 99.


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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(a)    Not applicable.

(b)    Not applicable.

(c)    Exhibits.

       99     Press release dated May 25, 2000.






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                                   SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 S1 CORPORATION
                                 (Registrant)

                                 /s/ Robert Stockwell
                                 ------------------------
                                 Robert Stockwell
                                 Chief Financial Officer


Date: May 25, 2000


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                                  Exhibit Index

99     Press release dated May 25, 2000.